Subsidiary Preferred Shares	12 Months Ended
Dec. 31, 2023
Subsidiary Preferred Shares [Abstract]
Subsidiary Preferred Shares	Subsidiary Preferred Shares
Preferred shares issued by subsidiaries often contain redemption and conversion features that are assessed under IFRS 9 in conjunction with the host preferred share instrument. This balance represents subsidiary preferred shares issued to third parties.
The subsidiary preferred shares are redeemable upon the occurrence of a contingent event, other than full liquidation of the Group, that is not considered to be within the control of the Group. Therefore these subsidiary preferred shares are classified as liabilities. These liabilities are measured at fair value through profit and loss. The preferred shares are convertible into ordinary shares of the subsidiaries at the option of the holders and are mandatorily convertible into ordinary shares under certain circumstances. Under certain scenarios, the number of ordinary shares receivable on conversion will change and therefore, the number of shares that will be issued is not fixed. As such the conversion feature is considered to be an embedded derivative that normally would require bifurcation. However, since the preferred share liabilities are measured at fair value through profit and loss, as mentioned above, no bifurcation is required.
The preferred shares are entitled to vote with holders of common shares on an as converted basis.
The fair value of all subsidiary preferred shares as of December 31, 2023 and December 31, 2022, is as follows:

	2023 $	2022 $
As of December 31,
Entrega	169	169
Follica	—	350
Vedanta Biosciences	—	26,820
Total subsidiary preferred share balance	169	27,339
As is customary, in the event of any voluntary or involuntary liquidation, dissolution or winding up of a subsidiary, the holders of subsidiary preferred shares which are outstanding shall be entitled to be paid out of the assets of the subsidiary available for distribution to shareholders and before any payment shall be made to holders of ordinary shares. A merger, acquisition, sale of voting control or other transaction of a subsidiary in which the shareholders of the subsidiary immediately before the transaction do not own a majority of the outstanding shares of the surviving company shall be deemed to be a liquidation event. Additionally, a sale, lease, transfer or other disposition of all or substantially all of the assets of the subsidiary shall also be deemed a liquidation event.
As of December 31, 2023 and December 31, 2022, the minimum liquidation preference reflecting the amounts that would be payable to the subsidiary preferred holders upon a liquidation event of the subsidiaries, is as follows:

	2023 $	2022 $
As of December 31,
Entrega	2,216	2,216
Follica	6,405	6,405
Vedanta Biosciences	—	149,568
Total minimum liquidation preference	8,621	158,189
For the years ended December 31, 2023 and 2022, the Group recognized the following changes in the value of subsidiary preferred shares:

$
Balance as of January 1, 2022	174,017
Decrease in value of preferred shares measured at fair value – finance costs (income)	(130,825)
Deconsolidation of subsidiary - (Sonde)	(15,853)
Balance as of December 31, 2022	27,339
Decrease in value of preferred shares measured at fair value – finance costs (income)	(2,617)
Deconsolidation of subsidiary – (Vedanta)	(24,554)
Balance as of December 31, 2023	169